Exhibit 99.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I Thomas Walter Steipp, Chief Executive Officer of Symmetricom, Inc. (the “Company”), pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify to my knowledge that:

i.
the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 29, 2002 (the “Report”) fully complies with the requirements of Section 13 (a) or Section 15 (d), as applicable, of the Securities Exchange Act of 1934, as amended; and

ii.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

DATE:	November 12, 2002	By:	/S/ Thomas W. Steipp
Thomas W. Steipp
Chief Executive Officer